                                                                  EXHIBIT 10.14




                          DEBENTURE PURCHASE AGREEMENT

                  THIS AGREEMENT, dated as of July 10, 1996, by and between BARRINGER TECHNOLOGIES INC., a Delaware corporation (the "Company"), and _____________________ (the "Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, in reliance upon the respective representations, warranties, terms and conditions hereinafter set forth, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, an aggregate of $__________ in principal amount of the Company's 6% Convertible Subordinated Debentures due 1997 (the "Debentures"), convertible into shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), at an initial conversion rate of $2.75 per share, subject to adjustment in certain circumstances, as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, the Company and the Purchaser hereby agree as follows:

                  1.       Sale and Purchase of the Debentures.

                           (a) Subject to the terms and conditions of this
Agreement, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company at the Closing (as hereinafter defined), $______________ in aggregate principal amount of the Debentures at a total purchase price of $______________ (the "Purchase Price"). The Debentures shall be in denominations of $1,000 and integral multiples thereof and shall be in substantially the form of Exhibit A hereto.

                           (b) The sale and purchase of the Debentures shall
take place at the Company's offices at 219 South Street, New Providence, New Jersey 07974 at 10:00 a.m. on July 10, 1996, or at such other time and place as the Company and the Purchaser shall agree (the "Closing").

                  2. Payment. At the Closing, the Purchaser shall make payment for the Debentures in next-day funds by check or wire transfer to an account previously designated by the Company. The Company shall deliver to the Purchaser executed Debentures in the principal amount purchased by the Purchaser at the Closing.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                           (a) The Company has been duly organized, is validly
existing and is in good standing under the laws of the State of Delaware.

                           (b) The authorized capital of the Company consists of
7,000,000 shares of Common Stock, 1,000,000 shares of Convertible Preferred Stock, par value $1.25 per share ("Convertible Preferred Stock"), and 4,0000,000 shares of Preferred Stock, par value $2.00 per share, of which 270,000 shares are designated as Class A Convertible Preferred Stock ("Class A Preferred Stock") and 730,000 shares are designated as Class B Convertible Preferred Stock ("Class B Preferred Stock"). There are 3,497,961 shares of Common Stock, no shares of Convertible Preferred Stock, 74,008 shares of Class A Preferred Stock and 232,500 shares of Class B Preferred Stock presently outstanding. In addition, there are warrants outstanding to purchase an aggregate of 481,250 shares of Common Stock at exercise prices of between $2.00 and $14.23 per share, which warrants are exercisable at various dates through June 29, 2000. All of the issued and outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable. All of such shares were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws concerning the issuance of securities. None of such shares were issued in violation of any pre-emptive or subscription rights of any person.

                           (c) The Company has the full right, power and
authority to enter into this Agreement and to perform the transactions contemplated herein. This Agreement has been duly executed by the Company and this Agreement and the transactions contemplated herein have been duly authorized by all necessary corporate action. This Agreement constitutes the legal,


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
valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (d) The Debentures have been duly authorized and,
when issued in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the exercise of the Debentures in accordance with their terms (the "Shares"). Upon the due conversion of the Debentures, and the payment in full of the conversion price therefor, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

                           (e) The Company is subject to the informational
requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder (the "Exchange Act") and, in accordance therewith, files, reports and other information with the Securities and Exchange Commission (the "Commission"). The Company has filed with the Commission on a current and timely basis all reports required to be filed by it under the Exchange Act, including the Annual Report on Form 10-K for the year ended December 31, 1995 and the Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996 (as such documents may be amended, modified or supplemented as of the date hereof, the "Disclosure Documents"). The information contained in the Disclosure Documents described in all material respects the business and financial condition of the Company as of their respective dates, and such documents did not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The accuracy and completeness of the Disclosure Documents constitutes a material inducement to the Purchaser to purchase the Debentures.

                           (f) There has been no material adverse change in the
business, financial


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
condition or earnings of the Company since December 31, 1995, except as described in the Disclosure Documents.

                           (g) The Company will use the net proceeds of the sale
of the Debentures to repay the principal of and interest accrued on the Company's existing 12-1/2% Convertible Subordinated Debentures due 1996 and for working capital purposes.

                  4.       Representations and Warranties of the Purchaser.

                  The Purchaser hereby represents and warrants to the Company as follows:

                           (a) If the Purchaser is a corporation, it has been
duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of incorporation. If the Purchaser is a partnership, limited liability partnership, limited liability company or other non-corporate entity, it has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its organization.

                           (b) The Purchaser has the full right, power and
authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. The Agreement has been duly executed by the Purchaser and this Agreement and the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or other similar action. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (c) The Purchaser acknowledges that it has received
and reviewed the Disclosure Documents and has had an opportunity to meet with and ask questions of and receive answers from the management of the Company and its consultants, attorney and accountants regarding the business and affairs of the Company, its financial condition and prospects (financial and other) and the terms and conditions of the offering of the Debentures.

                           (d) The Purchaser is an Accredited Investor within
the meaning of Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act of 1933, as


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
amended (the "Securities Act"), has the financial ability to bear the economic risk of its investment, can afford to sustain a complete loss of such investment and has adequate means of providing for its current fiscal needs, has no need for liquidity in its investment in the Company, and the amount invested in the Company by the Purchaser does not constitute a substantial portion of its net worth. The Purchaser understands that in order to be treated as an accredited investor it must meet one of the tests described in Exhibit B to this Agreement, and the Purchaser represents and warrants to the Company that it meets one of the tests indicated on said Exhibit B.

                           (e) The Purchaser is acquiring the Debentures for
investment and not with a view to the sale or distribution thereof, is acquiring the Debentures for its own account and not on behalf of others and has not granted any other person any right or option or any participation or beneficial interest in any of the Debentures. The Purchaser acknowledges its understanding that the Debentures constitute restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and that none of the Debentures may be sold except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and acknowledges that it understands the meaning and effect of such restriction. The Purchaser has sufficient knowledge and experience in financial and business affairs to evaluate the merits of the purchase of the Debentures. The Purchaser has completed and executed a Confidential Purchaser Questionnaire, a copy of which is attached hereto as Exhibit C, which Questionnaire is true and complete. THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE DEBENTURES BEING PURCHASED BY IT INVOLVES A HIGH DEGREE OF RISK, INCLUDING WITHOUT LIMITATION, RISKS RELATING TO THE COMPANY'S CONTINUING OPERATING LOSSES, THE COMPANY'S NEED FOR ADDITIONAL CAPITAL, THE COMPANY'S NEED FOR LIQUIDITY, THE EFFECTS OF THE FAILURE OF THE COMPANY TO COMPLY WITH THE TERMS OF ITS EXISTING CREDIT FACILITIES, THE EFFECTS OF COMPETITION, THE COMPANY'S RELIANCE ON KEY PERSONNEL, THE COMPANY'S DEPENDENCE ON TECHNOLOGY AND TECHNOLOGICAL


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INNOVATION, THE LONG LEAD-TIMES ASSOCIATED WITH THE PURCHASING PRACTICES OF
GOVERNMENTAL AGENCIES WHICH ARE SUBSTANTIAL CUSTOMERS OF THE COMPANY, THE RESTRICTIONS ON TRANSFER OF THE DEBENTURES, AS WELL AS SIMILAR RESTRICTIONS ON TRANSFERS OF THE SHARES, POTENTIAL CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS INVOLVING THE COMPANY AND THE DIRECTORS AND OFFICERS OF THE COMPANY, AND THE SUCCESSFUL CONSUMMATION OF THE COMPANY'S BUSINESS AND OPERATING STRATEGY.

                           (f) The Purchaser has not been furnished any offering
literature, by the Company or otherwise, other than this Agreement and the Disclosure Documents. The Purchaser has relied only on the information contained in the Disclosure Documents and this Agreement in its decision to enter into this Agreement. The Purchaser acknowledges and represents that no representations or warranties have been made to it by the Company or its directors, officers or any agents or representatives with respect to the business of the Company, the financial condition or results of operations of the Company and/or the economic, tax or any-other aspects or consequences of the purchase of the Debentures, and the Purchaser has not relied upon any information concerning the Company, written or oral, other than that contained in the Disclosure Documents and this Agreement.

                           (g) Each conversion of a Debenture by the Purchaser
shall constitute an affirmation by the Purchaser that the representations and warranties contained herein are also true and correct with respect to the Shares to be acquired by it upon the conversion of the related Debenture.

                  5. Restrictions on Transferability; Compliance with Securities Act.

                           (a) Transferability. The Debentures and the Shares
issuable upon the exercise of the Debentures shall not be transferable except upon the conditions specified in this Paragraph 5, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any of such securities.


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                           (b) Restrictive Legend. The Debentures and any
certificates representing the Shares shall (unless otherwise permitted by the provisions of Paragraph 5(c) below) be stamped or otherwise imprinted with the following legend:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A DEBENTURE PURCHASE AGREEMENT DATED AS OF JULY 10, 1996 BETWEEN THE COMPANY AND THE PURCHASER PARTY THERETO.

For purposes of this Paragraph 5, any references to "Debentures" or "Shares" shall include any other securities issued in respect of any of such securities.

                           (c) Restrictions on Transfer. The Debentures and the
Shares shall not be transferred, and the Company shall not be required to register any transfer thereof on the books of the Company, unless such transfer is made pursuant to an effective registration statement, in compliance with Rule 144, or pursuant to another exemption under the Securities Act; provided, however, that the Company shall not be required to register any transfer in the event any securities are offered or sold otherwise than pursuant to an effective registration statement or pursuant to Rule 144 unless the Company shall have received an opinion of counsel to the Purchaser, satisfactory in form and substance to the Company in its sole discretion, that such transfer does not require registration under the Securities Act or applicable state securities laws.

                           (d) The Company shall file a registration statement
with the Commission under the Securities Act by September 8, 1996 covering the Shares, and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective for a period of five years from the date it is declared effective by the



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
Commission. The Company shall not be obligated to cause to become effective more than one registration statement pursuant to which the Shares may be sold under this Paragraph 5(d). At any time and from time to time, the Purchaser agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably requested by the Company in order to effectuate the purposes of this Paragraph 5, including, without limitation, supplying information with respect to the Purchaser that may be necessary or required for inclusion in the registration statement. In the event that such information or other material requested by the Company is not provided to the Company within a reasonable period of time following delivery of written notice requesting such information, then the Company's obligations under this Paragraph 5 shall be suspended until a reasonable period of time after the Purchaser complies with such request.

                           (e) Additional Shares; Incidental Registration. The
provisions of Paragraph 5(d) notwithstanding, if at any time following the issuance of the Debentures the Company proposes to register any of its equity securities under the Securities Act on Form S-1, S-2, S-3, S-18 or any other registration form at the time available on which the Shares could be registered for sale (other than a registration statement covering securities issuable pursuant to an employee benefit or dividend reinvestment plan and other than a registration statement covering securities issuable in a Rule 145 transaction), the Company shall give written notice to the Purchaser of its intention to do so. Such written notice shall be given as promptly as possible after the Company determines to file such a registration statement but in no event shall such notice be given less than four weeks prior to the date of the filing of such registration statement. Upon written request of the Purchaser given within 15 days after receipt of any such notice (which request shall state the intended method of disposition of the Shares by the Purchaser), the Company will use its best efforts to cause the Shares which the Purchaser has requested be registered, to be registered under the Securities Act and under the same registration statement proposed to be filed by the Company, all to the extent required to permit the sale or the disposition (in accordance with the written request of the Purchaser as aforesaid), by the


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
Purchaser of the Shares so registered; provided, however, that no such notice shall be given and the Purchaser shall not be entitled to have the Shares included in such registration in the event that any underwriter with respect to the offering which is the subject of such registration statement determines, in its sole discretion, that the inclusion of the Shares in the registration will be detrimental to such offering.

                           (f) The Company will pay all expenses incurred in
complying with Paragraphs 5(d) and 5(e) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, reasonable fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to sales of the Shares, any state or federal transfer taxes payable with respect to sales of the Shares and all fees and disbursements of counsel for the Purchaser, if any, in each case arising in connection with registration or sale of the Shares under Paragraphs 5(d) and 5(e) hereof, shall be payable by the Purchaser.

                           (g) Indemnification. (i) In the event of any
registration under the Securities Act of the Shares pursuant to this Paragraph 5, the Company will indemnify and hold harmless the Purchaser from and against all losses, claims, damages, expenses or liabilities, joint or several, to which it may become subject under the Securities Act, the Exchange Act and state securities and blue sky laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; or any violation by the Company of the Securities Act, the Exchange Act or state securities or


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
blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Purchaser for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim damage, liability or action; provided however, that the Company will not be liable in any such case to the Purchaser to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser.

                                    (ii) In the event of any registration of any
of the Shares under the Securities Act pursuant to this Paragraph 5, the Purchaser will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, any such registration statement, preliminary or final prospectus, amendment or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Purchaser for use in connection with the preparation of such registration statement or prospectus or such amendment or supplement thereof.

                                    (iii) The reimbursements required by this
Paragraph 5(g) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payment for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the


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
indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under this Paragraph 5(g) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party under this paragraph 5(g), notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any


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
settlement or any action or claim effected without its consent.

                           (h) Contribution. (i) If the indemnification provided
for in this Section 5 from the indemnifying party is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 5(g), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                    (ii) The parties hereto agree that it would
not be just and equitable if contribution pursuant to this Section 5(h) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Purchaser be greater in amount than the excess of (A) the dollar amount of the proceeds received by the Purchaser upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty or fraudulent misrepresentation


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
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  6. Brokerage. The Company represents and warrants to the Purchaser that no broker, dealer or agent has been engaged in connection with the transactions contemplated by this Agreement and the Company will indemnify and save harmless the Purchaser from and against any and all claims, expenses, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement, asserted by any person on the basis of any statement or representation alleged to have been made by the Company.

                  7. Notices. All notices provided for in this Agreement shall be in writing, signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered mail (air mail or overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. Notices shall be sent to the following addresses:




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
                  If the Company:

                           Barringer Technologies Inc.
                           219 South Street
                           New Providence, N.J.  07974
                           Attention:  Mr. Stanley S. Binder

                  with a copy to:

                           Lowenstein, Sandler, Kohl, Fisher & Boylan
                           65 Livingston Avenue
                           Roseland; N.J. 07068
                           Attention:  John D. Hogoboom, Esq.

                  If to the Purchasers:




or to such other address as any party shall designate in the manner provided in this Paragraph 9.

                  8.       Miscellaneous.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of New York, without giving effect to its conflict of laws rules. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                           (b) This Agreement shall be binding upon and inure to
the benefit of the parties hereto, and their respective heirs, executors, legal representatives, successors and permitted assigns.

                           (c) This Agreement represents the entire agreement
between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings, term sheets and memoranda or letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade, custom or usage shall modify any provisions of this Agreement.

                           (d) The captions and headings contained herein are
solely for convenience of reference and do not constitute a part of this Agreement.

                           (e) Unless the context otherwise requires, all
references to any gender Shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural and the plural shall include the singular.

                           (f) In the event that any provision of this Agreement
becomes or is declared a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefits of this Agreement to any party.

                           (g) This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instruction.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                                        BARRINGER TECHNOLOGIES INC.


                                             By:  __________________________
                                                   Stanley S. Binder
                                                     President


                                             [Name of Purchaser]



                                             By:  __________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT A

                                Form of Debenture

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A DEBENTURE PURCHASE AGREEMENT DATED AS OF JULY 10, 1996 BETWEEN THE COMPANY AND THE PURCHASER PARTY THERETO.

No.                                                                  $__________

                           BARRINGER TECHNOLOGIES INC.

promises to pay to

or registered assigns
the principal sum of _________________________ Dollars on July 9, 1997.

                     6% CONVERTIBLE SUBORDINATED DEBENTURES
                                    DUE 1997

INTEREST:         Payment Dates:            January 10 and July 9

                  Record Dates:                      December 31 and June 30



                                                     Dated:  July 10, 1996

                                                     BARRINGER TECHNOLOGIES INC.

(SEAL)

Attest:                                     By:

-----------------------------               --------------------------------
                Secretary                             President

                           BARRINGER TECHNOLOGIES INC.

                 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 1997

1.       Interest.

         Barringer Technologies Inc. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Debenture at the rate per annum shown above. The Company will pay interest semiannually on January 10 and July 9 of each year. Interest on the Debentures will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from July 10, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment.

         The Company will pay interest on this Debenture (except defaulted interest) to the person in whose names this Debenture is registered at the close of business on the December 31 or June 30 next preceding the interest payment date. The holder of this Debenture must surrender this Debenture to the Company, or a paying agent designated by the Company, to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. The Company may mail an interest check to the holder's registered address.

3.       Paying Agent, Registrar, Conversion Agent.

         Initially, the Company will act as paying agent, conversion agent and registrar. The Company may change any paying agent, registrar, conversion agent or co-registrar without notice. Any of the Company's subsidiaries may act as paying agent, registrar, conversion agent or co-registrar.

4.       Issuance of Debentures; Denominations.

         The Company has issued this Debenture pursuant to, and this Debenture is subject to, the terms of a Debenture Purchase Agreement (the "Agreement"), dated as of July 10, 1996. By accepting this Debenture, the holder hereof agrees to be subject to all of the terms and provisions of the Agreement. The Debentures are being issued without coupons in denominations of $1,000 and integral multiples of $1,000.

5.       Conversion.

         (a)      Right of Conversion.

         The holder of this Debenture shall have the right at any time prior to July 9, 1997, at his or her option, to convert, subject to the terms and provisions hereof, the principal of this Debenture (or any portion of the principal hereof which is $1,000 or an integral multiple of $1,000) into fully paid and non-assessable shares of Common Stock of the Company ("Common Stock") at the rate of 363.636 shares of Common Stock for each $1,000 principal amount of Debentures or, in case an adjustment therein has taken place pursuant to the provisions of subsection (d) hereof, then at the rate as so adjusted (except that with respect to this Debenture, or any such portion, which shall be designated for redemption by the Company such right shall terminate, except as provided in the last paragraph of subsection (b) below, at the close of business on the fifth Business Day prior to the Redemption Date for this Debenture or portion hereof). Such right shall be exercised by the surrender of this Debenture to the Company at any time during usual business hours at its principal offices, accompanied by a written notice substantially in the form of Annex A hereto, stating that the holder elects to convert this Debenture or any portion hereof and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued, and (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the holder or his attorney duly authorized in writing and transfer tax stamps or funds therefor, if required pursuant to subsection (i) hereof. For convenience, the conversion of all or a portion, as the case may be, of the principal of this Debenture into the Common Stock of the Company is hereinafter sometimes referred to as the conversion of this Debenture. All Debentures surrendered for conversion shall be canceled, and, subject to the next succeeding sentence, no Debenture shall be issued in lieu thereof. In the event that this Debenture is converted in part only, upon such conversion the Company shall execute and deliver to the holder hereof a new Debenture or Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of this Debenture.

         (b)      Issuance of Common Stock; Time of Conversion.

         As promptly as practicable after the surrender, as herein provided, of this Debenture for conversion, the Company shall deliver or cause to be delivered to or upon the written order of the holder of this Debenture a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock of the Company into which this Debenture (or portion hereof) may be converted in accordance with the provisions of this

Debenture. Subject to the following provisions of this paragraph and of subsection (d) hereof, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Debenture shall have been surrendered in satisfactory form for conversion, so that the rights of the holder as a holder shall cease with respect to this Debenture (or the portion hereof being converted) at such time, and the person or persons entitled to receive the shares of Common Stock deliverable upon conversion of this Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the conversion rate in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock deliverable upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the conversion rate in effect at, such time on such next succeeding day.

         If the last day for the exercise of the conversion right shall not be a Business Day then such conversion right may be exercised on the next succeeding Business Day.

         (c)      No Adjustments in Respect Dividends.

         No payment or adjustment shall be made upon any conversion on account of any dividends or similar distributions on the shares of Common Stock issued upon conversion.

         (d)      Adjustment of Conversion Rate.

                  (i) In case the Company shall (aa) pay a dividend on Common Stock in Common Stock, (bb) subdivide its outstanding shares of Common Stock, or (cc) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion rate in effect immediately prior thereto shall be adjusted retroactively as provided below so that the holder of this Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he or she would have owned or have been entitled to receive after the happening of any of the events described above had this Debenture been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (ii) In case the Company shall issue (aa) shares of its Common Stock in a public offering at a price per share less than the current market price per share of Common Stock (as defined in subsection (iv) below) at the record date mentioned below, (bb) shares of its Common Stock in a non-public transaction, at a price per share of less than 75% less than the current market price per share of Common Stock (as defined in subsection (iv) below) at the record date mentioned below, or (cc) rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in subsection (iv) below) at the record date mentioned below, the number of shares of Common Stock into which each $1,000 principal amount of this Debenture shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which $1,000 principal amount of this Debenture was theretofore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock offered for purchase or subscription, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price per share of Common Stock. Such adjustment shall be made whenever such shares of Common Stock, rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such shares of Common Stock, rights or warrants; provided, however, in the case of rights or warrants, in the event that all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion rate shall be readjusted to the conversion rate which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. For the purposes of this subsection (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

                  (iii) In case the Company shall distribute to all holders of its Common Stock shares of its capital stock (including shares of its Common Stock), evidences of its indebtedness or assets (excluding cash dividends paid out of the earned surplus of the Company) or rights or warrants to subscribe or purchase (excluding those referred to in Subsection (ii) above), then in each such case the number of shares of Common Stock into which each $1,000 principal amount of this Debenture shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such principal amount of this Debenture was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock (as determined in accordance with the provisions of Subsection (iv) below) on the record date mentioned below and of which the denominator shall be such current market price per share of Common Stock, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of that portion of the capital stock, assets or evidences of indebtedness so distributed or of such rights or warrants applicable to, one share of Common Stock. Such adjustments shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (iv) For the purpose of any computation under Subsection (ii) or (iii) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 15 consecutive Business Days commencing 20 Business Days before the day in question. The closing price for each day shall be the reported last sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case as reported on the New York Stock Exchange, or, if at any time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, on any trading market maintained by the National Association of Securities Dealers, Inc. or, if the Common

         Stock is not listed or admitted to trading on any national securities exchange or quoted on such trading market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For the purposes of this Section 5, the term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded in such exchange or in such market.

                  (v) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this Subsection (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 5 notwithstanding, the Company shall be entitled to make such increases in the conversion rate, in addition to those required by this Section 5 as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock, hereafter made by the Company to its stockholders shall not be taxable.

                  (vi) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly prepare a notice of such adjustment of the conversion rate setting forth the adjusted conversion rate and the date on which such adjustment becomes effective and shall mail such notice to the holder of this Debenture at his or her last address appearing on the Company's books and records. Such notice shall be conclusive evidence of the correctness of such adjustment.

                  (vii) In any case in which this Section 5 provides that an upward adjustment of the conversion rate shall become effective retroactively immediately after a record date or effective date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of this Debenture if converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and

         (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to subsection (e), provided, however, that the Company shall deliver to any such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

         (e) No Fractional Shares.

         No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures so surrendered. If the conversion of this Debenture results in a fraction, an amount equal to such fraction multiplied by the closing price (determined as provided in the second sentence of subsection (iv) of Section (5)(d)) of the Common Stock on the Business Day (as defined in Section 5(d)) preceding the day of conversion shall be paid to such holder in cash by the Company.

         (f)      Reclassifications, Mergers, Sales of Assets.

         In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with and into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute and deliver a certificate to the Company providing that the holder of this Debenture shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock or other securities, cash or other property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which this Debenture could have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such certificate shall provide for adjustments which shall be nearly equivalent as may be practicable to the adjustments provided for in this Debenture. The provisions of this subsection (f) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

         Notice of the execution of such a certificate shall be given by the Company to the holder of this Debenture by mailing such notice to his or her last address appearing on the Company's books and records. When a successor or purchasing corporation or entity assumes all the obligations of its predecessor under the Debentures, the predecessor corporation will be released from those obligations.

         (g)      Prior Notice of Certain Events.

         In case:

                  (i) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than cash dividends paid out of the earned surplus of the Company and dividends payable in Common Stock); or

                  (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                  (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be mailed to the holder of this Debenture at his or her last address appearing on the Company's books and records, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         (h)      Shares to Be Reserved.

         The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of this Debenture as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Debenture. The Company covenants that all shares of Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

         (i)      Taxes and Charges.

         The issuance of certificates for shares of Common Stock upon the conversion of this Debenture shall be made without charge to the converting holder of the Debenture for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder of this Debenture; provided, however, that the Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of this Debenture, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6. Subordination.

         (a)  Debenture Subordinated to Senior Debt.

                  This Debenture is subordinated to "Senior Debt," which is any Debt of the Company outstanding at any time except Debt which by its terms is not superior in right of payment to the Debentures. Debt means (i) all items of indebtedness or liability which in accordance with generally accepted accounting principles would be included as a liability on the balance sheet of the Company,
(ii) indebtedness which is secured by any mortgage, pledge, lien or security interest existing on property owned by the Company, whether or not the indebtedness is assumed by the Company, and (iii) guarantees, endorsements and other contingent obligations (other than for purposes of collection in the ordinary course of business) involving the indebtedness of others. Any holder of this Debenture by accepting this Debenture agrees to the subordination and authorizes the Company to give it effect.

         (b)  Company Not to Make Payments in Certain Circumstances.

                  Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made on account of the principal or interest on this Debenture or to prepay this Debenture. Upon the happening of an event of default (or if an event of default would result upon any payment with respect to the Debentures) with respect to any Senior Debt, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal, premium, if any, or interest on such Senior Debt, upon written notice thereof given to the Company by the holders of such Senior Debt or their representative, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal or interest on this Debenture or to prepay this Debenture.

         (c) Subordination to Prior Payment of All Senior Debt on Dissolution, Liquidation or Reorganization.

                  Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (i) the Company shall give prompt written notice to the holder of this Debenture of any dissolution, winding up, liquidation or reorganization of the Company;

                  (ii) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal and interest due thereon before the holder of this Debenture is entitled to receive any payment on account of the principal or interest on this Debenture;

                  (iii) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Debenture would be entitled except for the provisions of this Section 6 shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Debt or their representative, or to the trustee under any indenture under which Senior Debt may have been issued, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt;

                  (iv) in the event that, notwithstanding the foregoing provisions of this Section 6, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of this Debenture on account of principal or interest on this Debenture before all Senior Debt is paid in full, or effective provision made for its payment, such payment or distribution shall be received and held in trust for, and shall be paid over to, the holders of the Senior Debt remaining unpaid or unprovided for or their representative, or the trustee under any indenture under which Senior Debt may have been issued, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt; and

                  (v) No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Debenture, regardless of any knowledge thereof which any such holders may have or be otherwise charged with.

7.       Debentureholder to be Subrogated to Right of Holders of Senior Debt.

         Subject to the payment in full of all Senior Debt, the holder of this Debenture (together with the holders of all other Debentures then outstanding) shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on this Debenture shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Debt by or on behalf of the Company or by or on behalf of the holders of the Debentures by virtue of this Debenture which otherwise would have been made to the holders of the Debentures shall, as between the Company and the holders of the Debentures, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Section 8 are intended solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Debt, on the other hand.


8.       Obligation of the Company Unconditional.

         Nothing contained in this Debenture is intended to or shall impair, as between the Company and the holder of this Debenture, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this Debenture the principal and interest on this Debenture as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holder of this Debenture and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default, subject to the rights herein, if any, of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to herein, the holder of this Debenture shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of this Debenture, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto.

9.       Failure to Make Payment Due to Subordination Provisions
         Not To Prevent An Event of Default.

         The failure to make a payment on account of principal or interest with respect to this Debenture by reason of any provision in Sections 6 and 7 shall not be construed as preventing the occurrence of an Event of Default under
Section 13.

10.      Persons Deemed Owners.

         The registered holder of this Debenture shall be treated as the owner of it for all purposes.

11.      Redemption at Option of the Company.

         The Company may redeem all or any portion of this Debenture at any time without premium or penalty upon not less than 30 days' notice to the holder of this Debenture of such redemption, stating the principal amount of this Debenture to be redeemed, the redemption price and designation of the redemption date (the "Redemption Date"); provided, however, that the Company shall not have the right to redeem any Debentures unless a registration statement covering the shares of Common Stock issuable upon conversion of this Debenture is in effect. Notwithstanding such notice, the holder hereof shall be entitled to convert this Debenture in accordance with Section 5 hereof up until 5 Business Days prior to the Redemption Date. Once a notice of redemption for this Debenture is mailed, this Debenture becomes due and payable on the Redemption Date (unless previously converted in accordance with the provisions hereof). On and after such Redemption Date, interest on this Debenture or the applicable portion hereof, shall cease to accrue.

         All rights of the holder as a holder of this Debenture shall cease immediately prior to the close of business on the Redemption Date (except for the right of the holder to receive the redemption price and the accrued interest to the Redemption Date), whether or not this Debenture is timely surrendered to the Company, provided, that sufficient funds to pay the redemption price (and accrued interest to the Redemption Date) of this Debenture have been placed in a separate account for that purpose (which funds can be commingled with funds being used to redeem other Debentures issued pursuant to the Agreement). Promptly after surrender of this Debenture, or portion thereof, for redemption, the Company shall deliver or cause to be delivered to the holder of this Debenture at his or her last address appearing on the Company's books and records, the redemption price. Upon surrender of this Debenture, this Debenture or the redeemed portion hereof shall be canceled, provided that if this Debenture is redeemed in part, the Company shall issue a new Debenture equal in principal amount to the unredeemed portion of this Debenture surrendered for redemption.

12. Mandatory Redemption.

         Notwithstanding the other provisions hereof, this Debenture shall become due and payable 30 Business Days following the closing of either an underwritten public offering or a private placement by the Company of its equity securities pursuant to which the Company receives net proceeds in an aggregate amount in excess of Five Million Dollars ($5,000,000) (a "Qualified Offering").

         The Company shall provide notice to the holder of this Debenture of the consummation of a Qualified Offering not less than 10 days after such consummation, which notice shall specify the date on which this Debenture will be redeemed (the "Mandatory Redemption Date") and the mandatory redemption price to be paid by the Company. All rights of the holder of this Debenture shall cease as of the Mandatory Redemption Date, whether or not the holder of this Debenture has surrendered this Debenture, provided, that the Company has placed sufficient funds to pay the mandatory redemption price of this Debenture into a separate account for that purpose (which funds can be commingled with the funds being used to mandatorily redeem the other Debentures issued pursuant to the Agreement).

         Promptly after surrender of this Debenture for mandatory redemption, the Company shall deliver, or shall cause to be delivered to the holder of this Debenture, at his or her last address appearing on the books and records of the Company, the mandatory redemption price. Upon surrender of this Debenture for mandatory redemption, this Debenture shall be canceled.

13. Defaults and Remedies.

         An Event of Default is: (i) default for 30 days in payment of interest on this Debenture; (ii) default in payment of principal or premium, if any, on this Debenture; (iii) the failure by the Company to pay when due any amount due and owing on any Senior Debt, any other default or event of default with respect to any Senior Debt shall have occurred and shall have continued beyond the expiration of any applicable grace period which in either case would permit the holder or holders thereof to accelerate the maturity thereof, or there shall have been an acceleration of the stated maturity of any such Senior Debt and such acceleration shall not have been rescinded or annulled, (iv) the consummation by the Company of (x) any consolidation or merger of the Company in which neither (A) the holders of voting stock of the Company immediately before the consolidation or merger will in the aggregate own 40% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, nor (Y) persons serving as the directors of the Corporation immediately before the consolidation or merger will constitute a majority of the directors of the continuing or surviving corporation immediately after such consolidation or merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, (v) any person or group of persons becomes the beneficial owner of more than fifty percent (50%) of the Common Stock then outstanding, and (vi) the Company shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of its properties; or a custodian, receiver, trustee or liquidator or other court appointed fiduciary shall have been appointed with or without the consent of the Company; or the Company is generally not paying its debts as they become due by means of available assets or is insolvent, or has made a general assignment for the benefits of creditors; or the Company files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or if, within sixty (60) days after the commencement of any proceeding against the Company seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal bankruptcy code or similar order under future similar legislation, the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of the Company or of all or any substantial part of his properties, such order or appointment shall not have been vacated or stayed on appeal or otherwise or if, within sixty (60) days after the expiration of any such stay, such order or appointment shall not have been vacated. Upon the occurrence of any Event of Default, the holder may, at its option, declare all amounts due hereunder to be due and payable immediately and, upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in clause (vi) occurs, then all amounts due hereunder shall become immediately due and payable without any declaration or other act on the part of the holder. Upon the occurrence of any Event of Default, the holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity.

14.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures, or for any claim based on, in respect of or by reason of, such obligations or their creation. The holder of this Debenture by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Debenture.

15.      Authentication.

         This Debenture shall not be valid until an authorized officer of the Company signs the Debenture in the appropriate space.

16.      Headings; Governing Law.

         The headings used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Debenture.

         This Debenture shall be governed by and construed in accordance with, the laws of the State of New York, without references to the choice of law principles thereof.

                                     ANNEX A
                                     -------
---------------------------------------------------------
                    ASSIGNMENT FORM

If you the holder want to assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to


__________________________________
(Insert assignee's soc. sec. or tax ID no.)

----------------------------------
----------------------------------
----------------------------------
----------------------------------

            (Print or type assignee's name,
                 address and zip code)

and irrevocably appoint ______________

______________________________agent to transfer this
Debenture on the books of the
Company.  The agent may substitute
another to act for him.




---------------------------------------------------------

--------------------------------------------------------
                   CONVERSION NOTICE

If you the holder want to convert this Debenture into Common Stock of the
Company, check the box:

                        / /

If you want to convert only part of this Debenture, state the amount:

----------------------------------

If you want the stock certificate made out in another person's name, fill in the form below:

----------------------------------
(Insert other person's soc. sec. or tax ID no.)

----------------------------------

----------------------------------

----------------------------------

----------------------------------
          (Print or type other person's name,
                 address and zip code)

--------------------------------------------------------

Date                            Your Signature:
      ---------------------                      ----------------------------

-----------------------------------------------------------------------------
     (Sign exactly as your name appears on the other side of this Debenture)

                                    EXHIBIT B

                          Tests For Accredited Investor

                  (a) The following are tests for an Accredited Investor who is an individual:

                  Such investor has a net worth, or joint net worth with such investor's spouse, of at least $1,000,000.

                  Such investor had individual income of more than $200,000 for the Past two years, and such Investor has a reasonable expectation of having income of at least $200,000 for the current year.

                  Such investor and his/her spouse had joint income of more than $300,000 for the past two years, and has a reasonable expectation of having joint income of at least $300,000 for the current year.

                  Such investor is an executive officer or director of the company.

                  (b) The following are tests for any Accredited Investor who is not an individual:

                  Any bank as defined in Section 3 (a) (2) of the Securities Act or any savings and loan association or other institution as defined in section 3
(a) (5) (A) of the Securities Act whether acting in its individual or fiduciary capacity.

                  Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  Insurance company as defined in Section 2 (13) of the Securities Act.

                  Investment company registered under the investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

                  Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with in-vestment decisions made solely by persons that are accredited investors.

                  Any private business development company as defined in
Section 202 (a) (22) of the Investment Advisers Act of 1940.

                  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000,

                  Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 (b) (2)
(ii) of the Commission under the Securities Act.

                  Any entity in which all of the equity owners are Accredited Investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

                                    EXHIBIT C
                      Confidential Purchaser Questionnaire

Name:  ____________________________________________  Age:  _____________

Residence Address:______________________________________________________
How Long?____________________________________________________________________

Residence Telephone Number:

Occupation (e.g., Officer, Partner, Owner) and Name of Business:
------------------------------------------------------------------------------

Corporation ____            Partnership     ______       Proprietorship _______

Business Address:  _____________________________

Business Telephone Number:  _____________________

Your Social Security Number:  _________________________________________________

Employer I.D. Number if the aforesaid business is owned or controlled by you:


Describe nature of current employment and position(s) held:

--------------------------------------------------------------------------

                                 How long?
  ----------------------------              ----------------------------

If you have been employed by your current employer for less than three years, list your employment and position for the past three years.

---------------------------------------------------------------

---------------------------------------------------------------

Other business affiliations (service on Boards of Directors, etc.):

Educational background (schools and degrees):

Do you have a personal net worth or joint net worth with your spouse as of the date hereof in excess of $1,000,000?

During each of the two most recent years, did either (i) you have income of more than $200,000 or (ii) you and your spouse have joint income of more than $300,000?

During the current year, do you reasonably anticipate (i) that you will have income of more than $200,000 or (ii) you and your spouse will have joint income of more than $300,0 00?

Are you an executive officer or director of Barringer Technologies Inc.?

Do you have knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of various investments both public and private?

If so, describe the basis of your knowledge and experience:




If not, do you have an investment advisor? __________________________________

                  What is his name and address? _____________________________

                  -------------------------------------------------------------

                  Do you desire to have the person named above act as your representative with respect to investments?

                  Yes _________________            No ____________________

                  Do you believe your representative has the ability to evaluate the merits and risks associated with various investments?

                  Yes _________________            No ____________________

Are you an employee, officer, director, investor or shareholder of any NASD broker-dealer firm?


If yes, supply name and address:
                                   -------------------------------------------

-----------------------------------------------------------------------


Are you aware that an investment in the securities of Barringer Technologies Inc. is a high risk investment?

Do you presently own securities or other types of investments?

If so, please supply the approximate value thereof:

                                                            Those of Business
                                          Yours             Owned
                                                            or Controlled by You

Marketable Securities                     $                 $
Restrictive Securities                    $                 $
Real Estate                               $                 $
Investment Partnerships                   $                 $
Other Assets                              $                 $

                            TOTAL         $                 $

Do you have adequate means of providing for your current needs and personal contingencies?


The following are tests for an Accredited Investor who is an individual. Please indicate by a check mark which tests are applicable to you:

                  _____ Such investor has a net worth, or joint net worth with such investor's spouse, of at least $1,000,000.


                  _____ Such investor had individual income of more than $200,000 for the past two years, and such investor has a reasonable expectation of having income of at least $200,000 for the current year.


                  _____ Such investor and his/her spouse had joint income of more than 300,000 for the past two years, and has a reasonable expectation of having joint income of at least $300,000 for the current year.


                  ______ Such investor is an executive officer or director of the Company.


The following are tests for an Accredited Investor who is not an individual. Please indicate by a check mark which tests are applicable to you:


                  ______ Any bank as defined in section 3 (a) (2) of the Securities Act or any savings and loan association or other institution as defined in Section 3 (a)
(5) (A) of the Securities Act whether acting in its individual or fiduciary capacity.

                  ______ Any broker or dealer registered pursuant to Section 15 of the securities Exchange Act of 1934.


                  _____ Insurance company as defined in Section 2 (13) of the Securities Act.


                  _____ Investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.


                  _____ Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business investment Act of 1958.


                  _____ Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.


                  _____ Any private business development company as defined in
Section 2(a)(22) of the Investment Advisers Act of 1940.


                  _____ Any organization described in Section 501(c) (3) of the Internal-Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.


                  _____ Any trust, with total assets in excess of 45,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

                  ______ Any entity in which all of the equity owners are Accredited Investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

The undersigned represents the foregoing information to be true and correct and agrees that such information may be relied upon by the Company.

                                               ------------------------------
                                               Name:

                                               Dated: